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                                                                    Exhibit 10.6

                                                                [Execution Copy]

                                PLEDGE AGREEMENT

      This PLEDGE AGREEMENT, dated as of May 3, 2004 (the "Agreement"), is made and entered into by WILLIAMS FIELD SERVICES GROUP, INC., a Delaware corporation ("Pledgor"), in favor of Citicorp USA, Inc., as collateral agent ("Collateral Agent") for its benefit and the ratable benefit of the other Financial Institutions.

                             PRELIMINARY STATEMENTS

      A. The Williams Companies, Inc., a Delaware corporation (the "Company"), Northwest Pipeline Corporation, a Delaware corporation ("NWP"), Transcontinental Gas Pipe Line Corporation, a Delaware corporation ("TGPL", and together with TWC and NWP, the "Borrowers"), have entered into a Credit Agreement dated as of May 3, 2004 (as amended or otherwise modified from time to time, the "Credit Agreement"; the defined terms from the Credit Agreement are used in this Agreement as defined therein unless otherwise defined herein), together with Citicorp USA, Inc., as administrative agent and collateral agent ("Collateral Agent"), Bank of America, N.A., as syndication agent ("Syndication Agent"), Citibank, N.A. and Bank of America N.A., as issuing banks ("Issuing Banks"), the banks named therein (the "Banks"), JPMorgan Chase Bank, The Bank of Nova Scotia and The Royal Bank of Scotland plc, as co-documentation agents (collectively, the "Co-Documentation Agents"), and Citigroup Global Markets Inc. and Banc of America Securities LLC, as joint lead arrangers and co-book runners (collectively, the "Co-Arrangers") providing for the extension of credit and the issuance of Letters of Credit. The Collateral Agent, Syndication Agent, Issuing Banks, Banks, Co-Documentation Agents and Co-Arrangers and each of the successors and permitted assigns of the foregoing are collectively referred to herein as the "Financial Institutions".

      B. It is a condition to certain transactions under the Credit Documents that the Pledgor shall have executed and delivered this Agreement.

      C. The Company is the principal financing entity for all capital requirements of its Subsidiaries, and from time to time the Company has made capital contributions and advances to certain of its Subsidiaries. The Pledgor is a wholly owned Subsidiary of the Company and will derive substantial direct or indirect benefit from the transactions contemplated by the Credit Documents.

      D. The terms defined in Articles 8 and 9 of the Uniform Commercial Code in effect in the State of New York (as amended from time to time, the "UCC") are used herein as defined therein unless otherwise defined herein or in the Credit Agreement.

                                    AGREEMENT

      Therefore, in order to induce the Financial Institutions to enter into and/or continue certain financing transactions described in the Credit Documents, Pledgor hereby agrees with

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Collateral Agent for the benefit of the Collateral Agent and the other Financial
Institutions as follows:

      1. Pledge. To secure the Secured Obligations (as defined in Section 2 below), Pledgor hereby TRANSFERS, GRANTS, BARGAINS, SELLS, CONVEYS, HYPOTHECATES, SETS OVER, DELIVERS AND PLEDGES to the Collateral Agent, for the benefit of the Collateral Agent and the other Financial Institutions, and GRANTS to the Collateral Agent, for the benefit of the Collateral Agent and the other Financial Institutions, a security interest in all of Pledgor's right, title and interest of every kind and character now owned or hereafter acquired, created or arising in and to the following (the "Pledged Collateral"):

            (a)   the Pledged Shares (as defined below);

            (b) all certificates and similar evidence of ownership representing the Pledged Collateral;

            (c) all cash dividends, stock dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Collateral; and

            (d) all additions to and substitutions for any of the foregoing and all products and proceeds of any of the Pledged Collateral, together with all renewals and replacements of any of the Pledged Collateral.

      "Pledged Shares" means all shares of capital stock, general and limited partnership interests, limited liability company interests and trust interests described in Schedule I as being held by Pledgor, as amended from time to time, together with: (i) any rights derivative thereof; (ii) all rights, contingent or otherwise, of Pledgor to acquire interests in the entities or organizations represented by the interests described in Schedule I (whether such shares are described as being held by Pledgor or not), as amended from time to time, and all rights to receive cash dividends, stock or like dividends, and distributions upon redemption or liquidation on account of the foregoing or with respect to any such entities; (iii) distributions as a result of split-ups, recapitalizations or rearrangements on account of the foregoing; (iv) stock rights, rights to subscribe, voting rights, rights to receive securities, options, warrants, calls, and commitments with respect to any such entities or organizations; and (v) all new securities and other property which Pledgor now owns or may hereafter become entitled to receive on account of the foregoing or with respect to any such entities or organizations, all ownership rights associated with any of the foregoing arising under the law of any jurisdiction and all rights derivative thereof;

      "Obligors" means those entities listed on Schedule I whose shares are owned by Pledgor and which shares constitute Pledged Shares

      TO HAVE AND TO HOLD the Pledged Collateral, together with all rights, title, interests, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, forever; subject, however, to the terms, covenants and conditions set forth in this Agreement and subject in all cases to the limitation that the obligations of Pledgor under the Security Documents are limited to an aggregate transfer equal to the largest amount that would

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not render Pledgor's grant and obligations under the Security Documents subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

      2. Security for Obligations. The security interests and other rights granted pursuant to Section 1 secure, and the Pledged Collateral is security for, the prompt performance and payment in full in cash when due, whether at stated maturity, by acceleration or otherwise of the Secured Obligations. As used in this Agreement the term "Secured Obligations" shall mean the Obligations. Notwithstanding that the balance of the Secured Obligations may at certain times be zero and that no letters of credit may at certain times be outstanding under the Credit Documents, the Liens granted hereunder to the Collateral Agent shall remain in full force and effect at all times and with the same priority until the payment in full in cash of the Secured Obligations and the termination of the Commitments.

      3. Delivery of Pledged Collateral. The Pledgor shall make all deliveries required by Section 5.1(l)(ix) of the Credit Agreement in accordance with the terms thereof, accompanied by, if required thereby, a duly executed but blank stock power in the form of Schedule III, or otherwise reasonably acceptable to the Collateral Agent. The Collateral Agent shall have the right, at any time after the occurrence and during the continuance of an Event of Default, in its discretion and without notice to Pledgor, to transfer to or to register in its name or any of its nominees, any or all of the Pledged Collateral, subject only to the revocable rights of Pledgor specified in Section 6(a) hereof. In addition, the Collateral Agent shall have the right at any time after the occurrence and during the continuance of an Event of Default to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

      4. Representations, Warranties and Covenants. In addition to such representations, warranties and covenants as are made by the Borrowers and by and on behalf of the Pledgor under the Credit Documents, which representations, warranties and covenants are hereby deemed made and incorporated into this Agreement each as though set forth in its entirety herein, Pledgor represents, warrants and covenants to the Collateral Agent and the other Financial Institutions, as of the date hereof and as of the date of each extension of credit under any of the Credit Documents, as follows:

            (a) The shares described on Schedule I include all of the authorized, issued and outstanding shares of capital stock of each of the companies listed thereon and the rights to acquire shares in such companies.

            (b) Pledgor is the sole legal and equitable owner and holder of the Pledged Shares shown to be owned by Pledgor on Schedule I, which are free and clear of all Liens, or rights or interests of any other Person, of every kind and nature except for the Lien created by this Agreement.

            (c) The shares of stock described in Section 4(a) are duly authorized, validly issued, fully paid, non-assessable, and free from any restriction on transfer, and none of such shares has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

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            (d)   There are no options, warrants, financing statements, calls or commitments of any character relating to the Pledged Shares, nor are there any rights of first refusal, voting trusts, voting agreements or similar agreements relating to the Pledged Shares.

            (e) The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority lien on and a first priority perfected security interest in the Pledged Collateral and the proceeds thereof.

            (f) The appropriate office to file a financing statement in favor of the Collateral Agent is described on Schedule II hereto.

            (g) When additional Pledged Collateral of Pledgor is delivered to the Collateral Agent in accordance with Section 3, the representations, warranties and covenants made by Pledgor in Sections 4(b) - (f) shall be deemed to have been made with respect to such additional Pledged Collateral as of the date of such delivery to the Collateral Agent.

      5. Further Assurances.

            (a) Subject to Pledgor's rights under Section 6, at the Collateral Agent's request from time to time, Pledgor shall instruct (and hereby instructs) any third party holding such Pledged Collateral to obey only the instructions and entitlement orders of the Collateral Agent with respect to such Pledged Collateral and any proceeds thereof.

            (b) If the validity or priority of this Agreement or of any rights, titles, security interests or other interests created or evidenced by this Agreement shall be attacked, endangered or questioned or if any legal proceedings are instituted with respect thereto, Pledgor agrees that it will take all necessary and proper steps for the defense of such legal proceedings. The Collateral Agent is authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the rights, titles, security interests and other interests created or evidenced by this Agreement, and the Secured Obligations include all reasonable out-of-pocket costs and expenses so incurred of every kind and character.

            (c) Regarding any proceedings directly regarding the Pledged Collateral, or any portion thereof, the Collateral Agent may participate therein, and Pledgor agrees that it shall from time to time deliver to the Collateral Agent all instruments reasonably requested by it to permit such participation. Pledgor shall adequately or vigorously, in the reasonable judgment of Collateral Agent, defend Pledgor's or Collateral Agent's rights to the Pledged Collateral.

            (d) Pledgor has and will defend the title to the Pledged Collateral held by it and the Liens created by this Agreement against all claims and demands of any Person at any time claiming the Pledged Collateral or any interest therein and will maintain and preserve such Liens until the termination of this Agreement.

      6. Voting Rights; Dividends; Etc.

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            (a)   The Pledgor shall have the rights described in (i), (ii) and
(iii) below until (x) an Event of Default has occurred and is continuing and (y) the notice requirement in Section 6(c) has been complied with:

                  (i) Pledgor shall be entitled to exercise any and all voting and/or other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement or the Credit Documents; provided, however, that Pledgor shall not exercise or refrain from exercising any such right with the intent of causing a material adverse effect.

                  (ii) Pledgor shall be entitled to receive and retain any and all dividends paid in respect of the Pledged Collateral, other than any and all:

                        (A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, provided, however, Pledgor may pay or retain non-cash dividends in the form of equipment, goods, and real property interests to the Company or any of its Subsidiaries to the extent such disposition is permitted by Section 5.2(k) of the Credit Agreement,

                        (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a return of capital, capital surplus or paid-in-surplus, and

                        (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral,

                  and all of the foregoing described dividends, if any, received by Pledgor, (i) shall be received in trust for the benefit of the Collateral Agent and segregated from the other property or funds of Pledgor and (ii) shall be forthwith delivered to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

                  (iii) The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to clause (i) above.

            (b) Regardless of Pledgor's right described in Section 6(a) above to receive and retain certain rights and property, such rights and property nonetheless secure the repayment of the Secured Obligations and are a part of the Pledged Collateral.

            (c) Upon the occurrence and during the continuance of an Event of Default and notice by the Collateral Agent to the Company that an Event of Default exists and that the Collateral Agent has elected to exercise its rights pursuant to Section 6(a), all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise

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pursuant to Section 6(a)(i), and to receive all dividends which it may be entitled to receive under Section 6(a)(ii), and the obligations of the Collateral Agent under Section 6(a)(iii) shall cease, and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other rights.

            (d) In order to permit the Collateral Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 6(c), Pledgor agrees that it shall, from time to time execute and deliver to the Collateral Agent appropriate documents and instruments as the Collateral Agent may reasonably request. To this end, Pledgor hereby irrevocably constitutes and appoints the Collateral Agent the proxy and attorney-in-fact of Pledgor, with full power of substitution, to vote, and to act with respect to, any and all Pledged Collateral standing in the name of Pledgor or with respect to which Pledgor is entitled to vote and act, subject to the understanding that such proxy may not be exercised unless an Event of Default has occurred and is continuing. The proxy herein granted is coupled with an interest, is irrevocable, and shall continue until payment in full in cash of the Secured Obligations and the termination of the Commitments.

      7. Collateral Agent's Rights and Appointed as Attorney-in-Fact. The provisions of Article VII of the Credit Agreement shall inure to the benefit of Collateral Agent in respect of this Agreement and shall be binding upon the parties hereto. Pledgor hereby appoints the Collateral Agent as Pledgor's true and lawful attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default in the Collateral Agent's discretion, subject to Section 6, to take any action and to execute any document or instrument which the Collateral Agent may reasonably deem necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same. The Collateral Agent's liability, if any, otherwise arising under applicable law shall be limited to amounts actually received as a result of the exercise of the powers granted to it herein. No Collateral Agent or Financial Institution, and no officer, director, employee or collateral trustee of the Collateral Agent or any Financial Institution, shall be responsible to Pledgor for any act or failure to act hereunder, except that any such Person shall be responsible for its own gross negligence or willful misconduct.

      8. Collateral Agent May Perform. If any Pledgor fails to perform any agreement contained herein, Collateral Agent may itself perform, or cause the performance of, such agreement, and the reasonable expenses of Collateral Agent incurred in connection therewith shall be payable by Pledgor. The Collateral Agent is further authorized in its discretion after the occurrence and during the continuance of an Event of Default to take any other action, either on its own behalf or on behalf of Pledgor (and as regards actions taken on behalf of Pledgor, this authorization is irrevocable and is an agency coupled with an interest), as the Collateral Agent may elect, which the Collateral Agent may deem necessary or appropriate to protect and preserve the rights, titles and interests of the Collateral Agent hereunder. The powers conferred on the Collateral Agent pursuant to this Agreement are conferred solely to protect the Collateral Agent and Financial Institutions' interest in the Pledged Collateral and shall not impose any duty or obligation on the Collateral Agent or any Financial Institution to perform any of the powers

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herein conferred. No exercise of any of the rights provided for in this
Agreement constitutes a retention of collateral in satisfaction of indebtedness.

      9. No Responsibility for Certain Actions; Indemnity. Neither the Collateral Agent nor any other Financial Institution shall have responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Collateral Agent or any other Financial Institution has or is deemed to have knowledge of such matters, (b) taking any necessary steps to preserve any rights against any Person with respect to any Pledged Collateral or (c) supervising, monitoring or controlling any aspect of the character or condition of any of the Pledged Collateral or any operations conducted in connection with it for the benefit of Pledgor or any other Person.

      10. Remedies upon Default. If any Event of Default shall have occurred and be continuing:

            (a) The Collateral Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party after default under the UCC, and, subject to applicable regulatory and legal requirements, the Collateral Agent may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. Upon consummation of any such sale, the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor, for itself and for its successors, receivers, trustees and assigns, and for any and all persons ever claiming any interest in the Pledged Collateral, to the extent permitted by law, hereby WAIVES all rights of extension, redemption, stay, valuation and appraisal, and any similar right arising under the law of any country, which Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby WAIVES any claims against the Collateral Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. At any public sale made pursuant to this Section 10, any Financial Institution may bid for or purchase, free from any right of redemption, stay or appraisal, and any similar right arising under the law of any country, on the part of Pledgor (all said rights being also hereby WAIVED and released by Pledgor), the Pledged Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to it from any Obligor and/or Pledgor as a credit against the purchase price, and it may, upon compliance with the terms of

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sale, hold, retain and dispose of such property without further accountability to Pledgor therefor. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Pledged Collateral and to sell the Pledged Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 10 shall be deemed to conform to the commercially reasonable standards as provided in the UCC. Pledgor covenants and agrees that it will execute and deliver such documents and take such other action as the Collateral Agent deems necessary or advisable in order that any such sale may be made in compliance with applicable law.

            (b) The Collateral Agent shall have all the rights of a secured party after default under the UCC and in conjunction with and in addition to such rights and remedies:

                  (i) it shall not be necessary that the Pledged Collateral or any part thereof be present at the location of any sale pursuant to the provisions of this Section 10;

                  (ii) the sale by the Collateral Agent of less than the whole of the Pledged Collateral shall not exhaust the rights of the Collateral Agent hereunder, and the Collateral Agent is specifically empowered to make successive sale or sales hereunder until the whole of the Pledged Collateral shall be sold; and, if the proceeds of such sale of less than the whole of the Pledged Collateral shall be less than the aggregate of the Secured Obligations, this Agreement and the security interest created hereby shall remain in full force and effect as to the unsold portion of the Pledged Collateral just as though no sale had been made;

                  (iii) in the event any sale hereunder is not completed or is defective in the opinion of the Collateral Agent, such sale shall not exhaust the rights of the Collateral Agent hereunder and the Collateral Agent shall have the right to cause a subsequent sale or sales to be made hereunder; and

                  (iv) demand of performance, advertisement and presence of property at sale are hereby WAIVED and the Collateral Agent is hereby authorized to sell hereunder any financial asset it may hold as security for the Secured Obligations. All demands and presentments of any kind or nature are expressly, WAIVED by Pledgor. Pledgor hereby WAIVES the right to require the Collateral Agent to pursue any other remedy for the benefit of Pledgor and agrees that Collateral Agent may proceed against any Person for the amount of the Secured Obligations owed to the Collateral Agent without taking any action against any other Person and without selling or otherwise proceeding against or applying any of the Pledged Collateral in the Collateral Agent's possession.

            (c) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933 and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who will agree, among other things, to acquire such securities for their own

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account, for investment, and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such sale may result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions and agrees that such circumstances shall not be a factor in determining whether such sale has been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay the sale of any of the Pledged Collateral for the period of time necessary to permit Pledgor to register such securities for public sale under the Securities Act of 1933, or under applicable state securities laws, even if Pledgor would agree to do so.

            (d) If the Collateral Agent determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, Pledgor shall, and shall cause each of its Subsidiaries to, from time to time, furnish to the Collateral Agent all such information as the Collateral Agent may reasonably request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by the Collateral Agent as exempt transactions under the Securities Act of 1933 and rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

            (e) Any cash held by the Collateral Agent as Pledged Collateral and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be at Collateral Agent's discretion either held as Pledged Collateral or applied by the Collateral Agent to the Secured Obligations in the manner determined by Collateral Agent in its sole discretion.

            (f) All remedies herein expressly provided for are cumulative of any and all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other instrument securing the payment of the Secured Obligations, or any part thereof, or otherwise benefiting the Financial Institutions, and the resort to any remedy provided for hereunder or under any such other instrument or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

            (g) The Collateral Agent may resort to any security given by this Agreement or to any other security now existing or hereafter given to secure the payment of the Secured Obligations, in whole or in part, and in such portions and in such order as may seem best to the Collateral Agent in its sole discretion, and any such action shall not in anywise be considered as a waiver of any of the rights, benefits or security interests evidenced by this Agreement.

      11. Amendments, Etc. Any amendment or waiver to this Agreement or any provision hereof shall only be effective to the extent such amendment or waiver
(a) complies with all of those requirements set forth in Section 8.1 of the Credit Agreement and (b) is executed by the Persons that would be required to execute a like amendment of the Credit Agreement. Furthermore, all amendments and waivers to this Agreement will be subject to the limitations and restrictions applicable to amendments and waivers of the Credit Agreement. The waiver of any default may be made without waiving any other prior or subsequent default. The failure by the Collateral Agent to exercise any right, power or remedy upon any default shall not be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by the Collateral Agent of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise

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thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No notice to nor demand on Pledgor in any case shall of itself entitle Pledgor to any other or further notice or demand in similar or other circumstances. Acceptance by the Collateral Agent of any payment in an amount less than the amount then due on the Secured Obligations shall be deemed an acceptance on account only and shall not in any way affect the existence of a default. No waiver, release, consent by Collateral Agent pursuant to this Agreement shall affect or impair the rights of a Financial Institution against any third party, except to the extent specifically agreed to by such Financial Institution in such writing.

      12. Address for Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications hereunder shall be given in accordance with the terms of Section 8.2 of the Credit Agreement; however, any notice to Pledgor shall be effective if delivered to the Company.

      13. Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until termination of the Commitments and payment in full in cash of the Secured Obligations; (b) continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations is rescinded or reduced in amount, or must otherwise be restored by the Collateral Agent or any other Financial Institution upon the insolvency, bankruptcy, or reorganization of the Company or otherwise, all as though such payment had not been made; (c) be binding upon Pledgor, its successors and permitted assigns, and any trustee, receiver, or conservator of Pledgor, and any successors in interest of Pledgor in and to all or any part of the Pledged Collateral; and (d) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the other Financial Institutions and their respective successors, transferees and permitted assigns. Without limiting the generality of the foregoing clause (d), the Collateral Agent and/or any Financial Institution may assign or otherwise transfer its rights and obligations under the Credit Documents to any other Person or entity, and such other Person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Collateral Agent and/or Financial Institution herein or otherwise, provided that such assignment shall be subject to the limitations on assignments set forth in the Credit Agreement. Upon the completion of both (i) the termination of the Commitments and (ii) the payment in full in cash of the Secured Obligations, the Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

      14. Security Interest and Obligations Absolute. Each Pledgor agrees, severally, that it will perform its obligations hereunder strictly in accordance with the terms of this Agreement regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting the Secured Obligations of the other Credit Parties or the rights of any of the Financial Institutions with respect thereto. The liability of each of the Pledgor under this Agreement shall be absolute and unconditional irrespective of:

            (a) any lack of validity or enforceability of any of the Credit Documents or any other agreement or instrument relating thereto;

            (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment, renewal or waiver of or any consent to any departure from any of the Credit Documents, including, without limitation, any extension of the term and any increase in the Secured Obligations or any other liabilities resulting from the extension of additional credit or otherwise;

            (c) any taking, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations or any other liability;

            (d) any manner of application of collateral, or proceeds thereof or of collections on account of any guaranty, to all or any of the Secured Obligations or any other liabilities, or any manner of sale or other disposition of any collateral for all or any of the Secured Obligations or any other liabilities or of any other assets of the Company or any other Person;

            (e) any liquidation, dissolution or termination of existence of, or other change in, the Company or any other Person;

            (f) any bankruptcy, insolvency, receivership or other proceeding involving the Company or any other Person or any defense that may arise in connection with or as a result of any such bankruptcy, insolvency, receivership or other proceeding or otherwise;

            (g) any indulgence, moratorium or release granted by any Financial Institution, including but not limited to (i) any renewal, extension or modification which a Financial Institution may grant with respect to the Secured Obligations, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which a Financial Institution may grant in respect of any item securing the Secured Obligations, or any part thereof or any interest therein, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Secured Obligations; or

            (h) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Company, Pledgor, a third party pledgor or any other Person (other than the satisfaction of the Secured Obligations).

      15. Severability. Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of any provision in any other jurisdiction.

      16. Waiver of Jury Trial. THE PLEDGOR, THE COLLATERAL AGENT, AND THE FINANCIAL INSTITUTIONS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

      17. Governing Law; Jurisdiction; Damages.

            (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            (b) ANY LITIGATION BASED HEREON, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE COLLATERAL AGENT, THE FINANCIAL INSTITUTIONS OR THE PLEDGOR IN CONNECTION HEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PLEDGED COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE PLEDGED COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. PLEDGOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES TO THE COMPANY SPECIFIED IN SECTION 8.2 OF THE CREDIT AGREEMENT. PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, PLEDGOR HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

            (c) PLEDGOR AND THE FINANCIAL INSTITUTIONS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY ACTION OR PROCEEDING REFERRED TO IN THIS SECTION 18 ANY EXEMPLARY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES; PROVIDED THAT NOTHING HEREIN SHALL CONSTITUTE A WAIVER BY THE AGENT, PLEDGOR, ANY ISSUING BANK OR ANY BANK OF THE RIGHT TO RECEIVE FULL PAYMENT OF ALL OBLIGATIONS. PLEDGOR HEREBY APPOINTS TWC TO SERVE AS ITS AGENT FOR SERVICE OF PROCESS ON BEHALF OF PLEDGOR IN CONNECTION WITH THE CREDIT DOCUMENTS AND THE OBLIGATIONS.

            (d) THIS AGREEMENT TOGETHER WITH THE OTHER CREDIT DOCUMENTS EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE PARTIES WITH RESPECT TO ITS SUBJECT MATTER AND SUPERSEDES ALL PRIOR OR CONTEMPORANEOUS AGREEMENTS AND

UNDERSTANDINGS OF SUCH PERSONS, VERBAL OR WRITTEN, RELATING TO SUCH SUBJECT MATTER.

      18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original for all purposes; but such counterparts shall be deemed to constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be as effective as delivery of an original executed counterpart of this Agreement.

      19. Waiver. Pledgor hereby waives promptness, diligence, notice of acceptance and any other notice (except notices expressly required to be given to Pledgor under this Agreement) with respect to any of the Secured Obligations and this Agreement and any requirement that any of the Financial Institutions protect, secure, perfect or insure any security interest or other Lien or any property subject thereto or exhaust any right to take any action against the Company or any other Person or any collateral.

      20. Subrogation. Pledgor irrevocably WAIVES any and all rights to which it may be entitled (by operation of law or otherwise) by performing its obligations under this Agreement to be subrogated to the rights of any Financial Institution against the Company until the Obligations have been paid in full and the Commitments have been terminated. If any amount shall be paid to Pledgor on account of such subrogation rights, Pledgor agrees to hold such amount of such payment, as the case may be, in trust for the benefit of the Financial Institutions, and Pledgor agrees to forthwith pay such amount or such payment, as the case may be, to the Collateral Agent to be credited against and applied upon the Secured Obligations, in such order as may be determined by the Collateral Agent in its sole discretion.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Pledgor caused this Agreement to be duly executed and delivered by their respective officers or representatives thereunto duly authorized as of the date first above written.

                                            PLEDGOR:

                                            WILLIAMS FIELD SERVICES GROUP, INC.

                                            By:    /s/ Travis N. Campbell
                                                -------------------------
                                            Name:  Travis N. Campbell
                                            Title: Assistant Treasurer

Agreed to:

CITICORP USA, INC.,
SOLELY IN ITS CAPACITY AS COLLATERAL AGENT

By:     /s/ Todd J. Mogil
    ---------------------
Name:   Todd J. Mogil
Title:  Vice President